Exhibit 99

NEW JERSEY BOARD OF PUBLIC UTILITIES COMMISSIONERS APPROVE

EXELON AND PEPCO HOLDINGS INC. MERGER

CHICAGO and WASHINGTON, D.C. (Feb. 11, 2015) – The New Jersey Board of Public Utilities (BPU) Commissioners today approved the merger between Exelon Corporation (NYSE: EXC) and Pepco Holdings Inc. (NYSE: POM). The companies announced their proposed merger on April 30, 2014 and submitted their application to merge to the BPU on June 18, 2014.

The merger will bring together Exelon’s three electric and gas utilities – BGE, ComEd and PECO – and Pepco Holdings’ (PHI) three electric and gas utilities – Atlantic City Electric (ACE), Delmarva Power and Pepco – to create the leading mid-Atlantic electric and gas utility.

“We are excited that the Commissioners have approved our merger,” said Chris Crane, Exelon president and CEO. “We are appreciative of the time and dedication of the BPU staff and other stakeholders who worked collaboratively with us throughout this process to deliver a robust package of benefits for New Jersey.”

“Our combined company will bring significant value to New Jersey and to ACE customers, and we are thankful to the Board for their approval,” said Joseph M. Rigby, PHI chairman, president and CEO.

In an order today the BPU commissioners approved a January 14, 2015, settlement agreement, signed by Exelon, PHI, ACE, BPU staff, and the Independent Energy Producers of New Jersey. The merger will deliver a robust package of benefits to ACE customers and New Jersey, such as:

•	A $62 million Customer Investment Fund to be used for direct rate credits to ACE customers within 60 days of merger closing;
•	A program to provide $15 million in energy-efficiency savings to ACE customers over five years;
•	Commitments to improve ACE’s reliability performance to levels that exceed current BPU requirements for frequency and duration of outages, and to continued infrastructure investment;
•	Commitments to hire 60 union employees and to protect compensation and benefits for current employees;
•	Maintaining ACE’s local operational headquarters in Mays Landing, N.J.;
•	Providing an annual average of charitable contributions and local community support that is equal to ACE’s 2013 level of at least $709,000 for 10 years after merger closing.

The two companies’ merger was previously approved by the Federal Energy Regulatory Commission in November, the Virginia State Corporation Commission in October and the PHI stockholders in September. The merger also requires approvals by the Delaware Public Service Commission, Public Service Commission of the District of Columbia and Maryland Public Service Commission. Following the expiration of the U.S. Department of Justice’s review period on Dec. 22, 2014, the Hart-Scott-Rodino Act no longer precludes completion of the merger. For more information about the merger or to download the settlement agreement, visit www.phitomorrow.com.

About Exelon Corporation

Exelon Corporation (NYSE: EXC) is the nation’s leading competitive energy provider, with 2013 revenues of approximately $24.9 billion. Headquartered in Chicago, Exelon does business in 48 states, the District of Columbia and Canada. Exelon is one of the largest competitive U.S. power generators, with more than 35,000 megawatts of owned capacity comprising one of the nation’s cleanest and lowest-cost power generation fleets. The company’s Constellation business unit provides energy products and services to more than 2.5 million residential, public sector and business customers, including more than two-thirds of the Fortune 100. Exelon’s utilities deliver electricity and natural gas to more than 7.8 million customers in central Maryland (BGE), northern Illinois (ComEd) and southeastern Pennsylvania (PECO). Follow Exelon on Twitter @Exelon.

About Pepco Holdings Inc.

Pepco Holdings Inc. is one of the largest energy delivery companies in the Mid-Atlantic region, serving about 2 million customers in Delaware, the District of Columbia, Maryland and New Jersey. PHI subsidiaries Pepco, Delmarva Power and Atlantic City Electric provide regulated electricity service; Delmarva Power also provides natural gas service. PHI also provides energy efficiency and renewable energy services through Pepco Energy Services. For more information, visit online: www.pepcoholdings.com.

Cautionary Statements Regarding Forward-Looking Information

Except for the historical information contained herein, certain of the matters discussed in this communication constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future”, “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed merger, integration plans and expected synergies, the expected timing of completion of the transaction, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of Exelon Corporation (Exelon) and Pepco Holdings, Inc. (PHI), as applicable. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. For example, (1) the companies may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or cause the companies to abandon the merger; (2) conditions to the closing of the merger may not be satisfied; (3) an unsolicited offer of another company to acquire assets or capital stock of Exelon or PHI could interfere with the merger; (4) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (5) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (6) the merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (7) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (8) the businesses of the companies may suffer as a result of uncertainty surrounding the merger; (9) the companies may not realize the values expected to be obtained for properties expected or required to be sold; (10) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (11) the companies may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Discussions of some of these other important factors and assumptions are contained in Exelon’s and PHI’s respective filings with the Securities and Exchange Commission (SEC), and available at the SEC’s website at www.sec.gov, including: (1)  Exelon’s 2013 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 22; (2) Exelon’s Third Quarter 2014 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion

and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 18; (3) the definitive proxy statement that PHI filed with the SEC on August 12, 2014 and mailed to its stockholders in connection with the proposed merger (as supplemented by PHI’s Form 8-K filed with the SEC on September 12, 2014); (4) PHI’s 2013 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 15; and (5) PHI’s Third Quarter 2014 Quarterly Report on Form 10-Q in (a) PART I, ITEM 1. Financial Statements, (b) PART I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) PART II, ITEM 1A. Risk Factors. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Neither Exelon nor PHI undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication. New factors emerge from time to time, and it is not possible for Exelon or PHI to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on Exelon’s or PHI’s respective businesses or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any specific factors that may be provided should not be construed as exhaustive.

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Media Contacts:	Exelon Paul Elsberg 312-394-7417	Pepco Holdings/Atlantic City Electric Lendel Jones 609-625-5766